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Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Russell C. Taylor, President and Chief Executive Officer of Cellu Tissue Holdings, Inc. (the "Company") certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  The Annual Report on Form 10-K of the Company for the fiscal year ended February 28, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2006

/s/ RUSSELL C. TAYLOR Russell C. Taylor President and Chief Executive Officer

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  Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER